Ex-10.58
Term Sheet for Private Placement by and between the Company and Peter Lamm

                                  EXHIBIT 10.58


                               TELEGEN CORPORATION
                            a California corporation

                                   TERM SHEET

                                Private Placement
                                    $ 125,000

                                  250,000 Units


                                January 25, 2002

         The following term sheet ("Term Sheet") sets forth certain information concerning Telegen Corporation, a California corporation (the "Company"), including, but not limited to, the terms of this private offering (the "Offering") to accredited investors only pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"):

         THE SECURITIES OFFERED PURSUANT TO THE SUBSCRIPTION AGREEMENT, A COPY OF WHICH IS ATTACHED AS EXHIBIT A HERETO (THE "SUBSCRIPTION AGREEMENT") HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, NOR HAS SUCH COMMISSION OR ANY STATE SECURITIES BUREAU, COMMISSION OR OTHER REGULATORY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS TERM SHEET AND THE EXHIBITS ATTACHED HERETO. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE ARE SPECULATIVE SECURITIES AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD A TOTAL LOSS OF HIS INVESTMENT.

         IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS TERM SHEET AND THE EXHIBITS ATTACHED HERETO. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.


ISSUER                   Telegen Corporation

                         Telegen  Corporation  ("Telegen") is a publicly  traded high technology company  headquartered in San Mateo,  California.
                         Telegen's  Common  Stock is quoted  on the  Over-the-Counter
                         Bulletin Board ("OTCBB") under the symbol TEGN.  Telegen has two active operating subsidiaries:

                         o    Telegen  Display  Corporation  ("TDC"),  a wholly-owned
                              subsidiary,  is developing Telegen's patented High Gain
                              Emissive Display (HGED) flat panel display  technology;
                              and

                         o    Telisar  Corporation   ("Telisar"),   a  majority-owned
                              subsidiary,  is  developing a patent  pending  wireless

DISCLOSURE MATERIALS     Telegen  is  subject to the  reporting  requirements  of the
                         Securities  Exchange Act of 1934, as amended (the  "Exchange
                         Act") and in  accordance  therewith  files,  reports,  proxy statements  and other  information  with the  Securities and
                         Exchange  Commission.  As of the  date of this  Term  Sheet,
                         Telegen   is   current   in  its   reporting   requirements.
                         Prospective  investors to this Offering  wishing  additional information  regarding  the Company  are urged to  carefully read  the  reports  and  other  information  filed  with the
                         Commission  (the  "Disclosure  Documents").  The  Disclosure
                         Documents  may be  inspected  without  charge at the  public reference  facilities  maintained by the  Commission at Room
                         1024, Judiciary Plaza, 450 Fifth Street,  N.W.,  Washington,
                         D.C.  20549  and  the  regional  offices  of the  Commission located  at 233  Broadway,  New  York,  New York  10279  and
                         CitiCorp  Center,  500  West  Madison  Street,  Suite  1400,
                         Chicago,  Illinois  60661.  Copies of such  materials may be
                         obtained   from  the   Public   Reference   Section  of  the
                         Commission,  Room 1024,  Judiciary  Plaza, 450 Fifth Street,
                         N.W.,  Washington,  D.C.  20549  and  its  public  reference facilities in New York and Chicago at prescribed  rates. The
                         Disclosure Documents may also be located on the Commission's website at www.sec.gov.  In addition,  the Company will make available  officers  or  employees  to answer  questions  of prospective  investors and provide them with any  additional documents or information they may reasonably require.


SECURITIES OFFERED       The  Company is hereby  offering  250,000  Units,  each Unit consisting  of one share of common  stock and one warrant to purchase  one  share of  common  stock at a price of  $1.00, exercisable  until  January 25, 2005, at a price of $.50 per
                         Unit.


USE OF PROCEEDS          The  net  proceeds  of  this  Offering  will  be used by the
                         Company for working capital purposes.


OFFERING PERIOD          This Offering will  terminate on the earlier to occur of (i)
                         acceptance by the Company of  subscriptions  for all 250,000
                         Units offered  hereunder,  and receipt of the total Offering price of  $125,000  or (ii)  February  1,  2002,  unless the offering  period is extended,  at the sole discretion of the
                         Company, to a date no later than March 1, 2002.


REGISTRATION RIGHTS      At the request of the  subscriber,  the Company will include in any registration  statement filed with the Securities and
                         Exchange  Commission (except on form S-8) the shares forming a part of the Units and the shares issuable upon exercise of the  warrants of the Units.  The Company will provide to the subscriber  written notice of any proposed  registration  at least 30 days before such registration is filed.

         All checks should be made payable to "Telegen Corporation". There will not be any escrow for the proceeds of this Offering and proceeds will be available to the Company immediately upon receipt irrespective of the amount raised in the Offering.

         Subscribers for the Units should complete and deliver the Subscription Agreement attached as Exhibit A to the Term Sheet and deliver payment for the Units to the Company in the manner prescribed in the Subscription Agreement.

         In the event there shall be any inconsistencies between this Term Sheet and the Subscription Agreement, the terms of the Subscription Agreement shall govern.

Received by:


 /s/ PETER W LAMM
-----------------
Signature

   Peter Lamm
-----------------
Print Name

   1/18/02
-----------------
Date